UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

CTI BIOPHARMA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-28386	91-1533912
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3101 Western Avenue, Suite 800

Seattle, Washington 98121

(Address of principal executive offices, including Zip Code)

(206) 282-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CTIC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 30, 2023, CTI Biopharma Corp., a Delaware corporation (“CTI”), issued a press release, a copy of which is furnished as Exhibit 99.1 and incorporated by reference into this Item 8.01, announcing that it has canceled the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) which was scheduled for June 21, 2023, and has withdrawn the proposals to have been submitted to stockholders at the Annual Meeting.

The Annual Meeting has been canceled due to the ongoing tender offer by Cleopatra Acquisition Corp., a Delaware corporation (“Purchaser”) and an indirect, wholly owned subsidiary of Swedish Orphan Biovitrum AB (publ), a Swedish public limited liability company (“Sobi”), to acquire all of the outstanding shares of CTI common stock pursuant to the Agreement and Plan of Merger, dated as of May 10, 2023, by and among CTI, Sobi and Purchaser (as it may be amended from time to time, the “Merger Agreement,” and the transactions contemplated thereunder, the “Merger”). If the Merger is not consummated pursuant to the terms of the Merger Agreement, CTI will reschedule the Annual Meeting for a later date.

The Merger is expected to close by the third quarter of 2023, subject to customary closing conditions. CTI expects that the current members of the Board Of Directors will continue as directors until the closing of the transaction. Upon the closing of the transaction, CTI common stock will no longer be listed on any public market.

Important Information

The tender offer described in this communication commenced on May 25, 2023. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of CTI common stock. On May 25, 2023, Sobi and Purchaser filed with the U.S. Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and CTI filed a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. CTI STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of CTI at no expense to them. Stockholders may obtain free copies of the Tender Offer Statement and the Solicitation/Recommendation Statement, as each may be supplemented from time to time, and other documents filed by the parties at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Sobi or CTI. Free copies of these materials and certain other offering documents will be made available by CTI in response to requests by mail to CTI BioPharma Corp., 3101 Western Ave #800, Seattle, WA 98121, Attention: Investor Relations, by email at invest@ctibiopharm.com, or by directing requests for such materials to the information agent for the offer, which is named in the tender offer materials. Copies of the documents filed with the SEC by CTI will be available free of charge under the “Investor Relations” section of CTI’s internet website at https://investors.ctibiopharma.com/.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Sobi and CTI file periodic reports and other information with the SEC. Sobi’s and CTI’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements related to CTI, Sobi and the proposed acquisition of CTI by Sobi (the “Transaction”) that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this Current Report on Form 8-K, CTI’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the tender offer and the other conditions to the consummation of the Transaction; statements about the expected timetable for completing the Transaction; and CTI’s plans, objectives, expectations and intentions, the financial condition.

Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of CTI’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction; the effects of the Transaction on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; that Sobi may not realize the potential benefits of the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs associated with the Transaction; actual or contingent liabilities; and other risks listed under the heading “Risk Factors” in CTI’s periodic reports filed with the U.S. Securities and Exchange Commission, including current reports on Form 8-K, quarterly reports on Form 10-Q, and annual reports on Form 10-K, as well as the Solicitation/Recommendation Statement on Schedule 14D-9 filed by CTI and the Tender Offer Statement on Schedule TO and related tender offer documents filed by Sobi and Purchaser in connection with the Transaction. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to CTI and Sobi, and CTI and Sobi disclaim any obligation to update the information contained in this Current Report on Form 8-K as new information becomes available.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated as of May 30, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BioPharma Corp.

Date: May 30, 2023	By:	/s/ David H. Kirske
	Name:	David H. Kirske
	Title:	Chief Financial Officer

Exhibit 99.1

CTI BioPharma Announces Cancellation of its 2023 Annual Meeting of Stockholders

SEATTLE, Wash., May 30, 2023 - CTI BioPharma Corp. (Nasdaq: CTIC) (“CTI”), a commercial biopharmaceutical company focused on the development and commercialization of novel targeted therapies for blood-related cancers, today announced that it has cancelled the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) which was scheduled for June 21, 2023, and has withdrawn the proposals to have been submitted to stockholders at the Annual Meeting.

The Annual Meeting has been cancelled due to the ongoing tender offer by Swedish Orphan Biovitrum AB (publ) (STO: SOBI) (“Sobi”) to acquire all of the outstanding common stock of CTI pursuant to the Agreement and Plan of Merger, dated as of May 10, 2023, by and among Sobi, a Swedish public limited liability company, Cleopatra Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of Sobi (“Purchaser”), and CTI (the “Merger Agreement”). If the transaction contemplated by the Merger Agreement is not consummated, the Board of Directors will reschedule the Annual Meeting for a later date.

The transaction is expected to close by the third quarter of 2023, subject to customary closing conditions. CTI expects that the current members of the Board of Directors will continue as directors until the closing of the transaction. Upon the closing of the transaction, CTI common stock will no longer be listed on any public market.

About CTI BioPharma Corp.

CTI BioPharma is a commercial biopharmaceutical company focused on the development and commercialization of novel targeted therapies for blood-related cancers that offer a unique benefit to patients and their healthcare providers. CTI has one FDA-approved product, VONJO® (pacritinib), a JAK2, ACVR1, and IRAK1 inhibitor, that spares JAK1. VONJO is approved for the treatment of adults with intermediate- or high-risk primary or secondary (post-polycythemia vera or post-essential thrombocythemia) myelofibrosis with a platelet count below 50 × 109/L. This indication is approved under FDA accelerated approval based on spleen volume reduction. Continued approval for this indication may be contingent upon verification and description of clinical benefit in a confirmatory trial(s). CTI is conducting the Phase 3 PACIFICA study of VONJO in patients with myelofibrosis and severe thrombocytopenia as a post-marketing requirement. For more information, please visit www.ctibiopharma.com.

VONJO® is a registered trademark of CTI BioPharma Corp.

Additional Information and Where to Find it

The tender offer described in this press release commenced on May 25, 2023. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of CTI common stock. On May 25, 2023, Sobi and Purchaser filed with the U.S. Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and CTI filed a Solicitation/Recommendation Statement on Schedule 14D-9, with respect to the tender offer. CTI STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of CTI at no expense to them. Stockholders may obtain free copies of the Tender Offer Statement and the Solicitation/Recommendation Statement, as each may be supplemented from time to time, and other documents filed by the parties at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Sobi or CTI. Free copies of these materials and certain other offering documents will be made available by CTI in response to requests by mail to CTI BioPharma Corp., 3101 Western Ave #800, Seattle, WA 98121, Attention: Investor Relations, by email at invest@ctibiopharm.com, or by directing requests for such materials to the information agent for the offer, which is named in the tender offer materials. Copies of the documents filed with the SEC by CTI will be available free of charge under the “Investor Relations” section of CTI’s internet website at https://investors.ctibiopharma.com/.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Sobi and CTI file periodic reports and other information with the SEC. Sobi’s and CTI’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This press release contains forward-looking statements related to CTI, Sobi and the proposed acquisition of CTI by Sobi (the “Transaction”) that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this press release, CTI’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the tender offer and the other conditions to the consummation of the Transaction; statements about the expected timetable for completing the Transaction; and CTI’s plans, objectives, expectations and intentions.

Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of CTI’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction; the effects of the Transaction on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; that Sobi may not realize the potential benefits of the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs associated with the Transaction; actual or contingent liabilities; and other risks listed under the heading “Risk Factors” in CTI’s periodic reports filed with the U.S. Securities and Exchange Commission, including current reports on Form 8-K, quarterly reports on Form 10-Q, and annual reports on Form 10-K, as well as the Solicitation/Recommendation Statement on Schedule 14D-9 filed by CTI and the Tender Offer Statement on Schedule TO and related tender offer documents filed by Sobi and Purchaser in connection with the Transaction. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to CTI and Sobi, and CTI and Sobi disclaim any obligation to update the information contained in this press release as new information becomes available.

For Investors:

Remy Bernarda

Jenny Kobin

invest@ctibiopharma.com

SOURCE: CTI BioPharma Corp.